UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2011 (November 13, 2011)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiciton of incorporation)	001-09148 (Commission File Number)	54-1317776 (I.R.S. Employer Identifcation No.)

1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of principal executive offices)

(804) 289-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends item 5.02 of the Current Report on Form 8-K of The Brink’s Company (the “Company”) originally filed on November 14, 2011 (the “Initial Filing”).

The Initial Filing reported, among other things, the appointment of Thomas C. Schievelbein to serve as interim Executive Chairman of the Board of Directors of the Company (the “Board”) from November 13, 2011 until December 23, 2011 and to serve as interim President and Chief Executive Officer of the Company effective December 24, 2011.  In this connection, Mr. Schievelbein has resigned from the Audit and Ethics Committee and Compensation and Benefits Committee.

In addition, the Initial Filing reported that the Board had approved an amendment to Article V of the Company’s Bylaws to decrease the number of directors serving on the Board from nine (9) to eight (8).  The amendment will be effective on December 24, 2011.

This Form 8-K/A is being filed to report the compensation to which Mr. Schievelbein will be entitled in connection with his appointments.  In addition, the Company’s Bylaws, as amended and restated effective December 24, 2011, are filed as Exhibit 3(ii).  Other than the additional information supplied by this amendment, no changes are being made to the Initial Filing.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2011, based on the recommendation of the Corporate Governance and Nominating Committee, the Board determined that, during his tenure as interim Executive Chairman, Mr. Schievelbein will receive the following compensation in consideration for his services, and shall not receive any other compensation as a member of the Board:

•                     cash compensation of $65,000 per month, pro-rated for any partial month service, payable in arrears; and

•                     a temporary housing allowance and other expense reimbursements, as approved by the Chairman of the Corporate Governance and Nominating Committee.

On November 17, 2011, the Compensation and Benefits Committee determined that, during his tenure as interim President and Chief Executive Officer, Mr. Schievelbein will receive the following compensation in consideration for his services, and shall not receive any other compensation as a member of the Board:

•                     cash compensation of $65,000 per month, pro-rated for any partial month service, payable in arrears;

•                     equity compensation valued at $185,000 per month, pro-rated for any partial month service, rounded up to the nearest whole share, payable in arrears; and

•                     a temporary housing allowance and other expense reimbursements, as approved by the Chairman of the Compensation and Benefits Committee.

On November 18, 2011, the Board ratified the Compensation and Benefits Committee's determination.

In reaching their determinations, the Board and the Corporate Governance and Nominating Committee and Compensation and Benefits Committee received advice from Frederic W. Cook & Co., Inc., an independent compensation consultant.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed in the Initial Filing on November 13, 2011, the Board approved an amendment to Article V of the Company’s Bylaws to decrease the number of directors serving on the Board from nine (9) to eight (8).  The amendment will be effective on December 24, 2011.

The Company’s Bylaws, as amended and restated effective December 24, 2011, are filed as Exhibit 3(ii).

Item 9.01        Financial Statements and Exhibits

3(ii)	Bylaws of The Brink’s Company, as amended and restated effective December 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2011

THE BRINK’S COMPANY

By:  /s/ McAlister C. Marshall, II
Name:    McAlister C. Marshall, II
Title:      Vice President

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	Bylaws of The Brink’s Company, as amended and restated effective December 24, 2011